SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A2

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) January 31, 1995
                                                       ----------------

                          DATATREND SERVICES, INC.
                          ------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  DELAWARE
                                  --------
               (State or other Jurisdiction of Incorporation)


        0-15929                                11-272610
        -------                                ---------
(Commission File Number)          (I.R.S. Employer Identification No.)


                    1515 Washington Street, Braintree, MA
                    -------------------------------------
                  (Address of Principal Executive Offices)

                Registrant's Telephone Number (617)-691-1200
                                              --------------

                  Item 7. Financial Statements and Exhibits
                  -----------------------------------------

A.) Financial Statements

    Complete financial statements for DTI for the year ended
    December 31, 1994 and the period ended December 31, 1993 are filed herewith at pages 1-13.

B.) Pro Forma Financial Information

    Pro forma financial information is filed herewith at pages 14-18.


                               DATATREND, INC.

                            FINANCIAL STATEMENTS

                      YEAR ENDED DECEMBER 31, 1994 AND
                       FROM INCEPTION (April 26, 1993)
                          THROUGH DECEMBER 31, 1993

                               DATATREND, INC.
                               ---------------
                              TABLE OF CONTENTS
                              -----------------

                                                             Page
                                                             ----

INDEPENDENT ACCOUNTANTS' REPORT                                1

FINANCIAL STATEMENTS

    BALANCE SHEET DECEMBER 31, 1994                          2a-2b

    STATEMENTS OF INCOME YEAR ENDED DECEMBER 31, 1994          3
    AND FROM INCEPTION (April 26, 1993)
    THROUGH DECEMBER 31, 1993

    STATEMENTS OF STOCKHOLDERS' EQUITY YEAR ENDED              4
    DECEMBER 31, 1994 AND FROM INCEPTION
    (April 26, 1993) THROUGH DECEMBER 31, 1993

    STATEMENTS OF CASH FLOWS YEAR ENDED                      5a-5b
    DECEMBER 31, 1994 AND FROM INCEPTION
    (April 26, 1993) THROUGH DECEMBER 31, 1993

    NOTES TO FINANCIAL STATEMENTS YEAR ENDED                 6 - 11
    DECEMBER 31, 1994 AND FROM INCEPTION
    (April 26, 1993) THROUGH DECEMBER 31, 1993


INDEPENDENT ACCOUNTANTS' REPORT

Board of Directors and Stockholders
Datatrend, Inc.
Westwood, Massachusetts

We have audited the accompanying balance sheet of Datatrend, Inc. at December 31, 1994, and the related statements of income, stockholders' equity, and cash flows for the year ended December 31, 1994 and from inception (April 26, 1993) through December 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Datatrend, Inc. at December 31, 1994 and the results of its operations and its cash flows for the year ended December 31, 1994 and from inception (April 26, 1993) through December 31, 1993 in conformity with generally accepted accounting principles.

                                       /s/ Kennedy & Lehan
                                       ------------------------------
                                       Kennedy & Lehan

March 16, 1995
Quincy, Massachusetts

                               DATATREND, INC.
                               ---------------
                                BALANCE SHEET
                                -------------
                              DECEMBER 31, 1994
                              -----------------

                                   ASSETS
                                   ------
                                  (Note 4)

  Cash (Note 6)                                           $    2,015
  Accounts receivable, trade, net of
   allowance for doubtful accounts of
   $42,629 (Note 3)                                        2,073,213
  Inventories                                              3,286,875
  Other current assets                                       493,632
                                                          ----------
      Total current assets                                 5,855,735
                                                          ----------

PROPERTY AND EQUIPMENT, AT COST:
  Furniture and fixtures (Note 5)                             58,261
  Warehouse equipment (Note 5)                                50,080
  Leasehold improvements                                      20,153
  Computer equipment                                           9,879
                                                          ----------

                                                             138,373

  Less accumulated depreciation                               54,072
                                                          ----------

      Property and equipment, net                             84,301
                                                          ----------

OTHER ASSETS:
  Security deposit                                             1,600
  Organization costs, net of accumulated
   amortization of $4,835                                      9,670
                                                          ----------

      Total other assets                                      11,270
                                                          ----------
                                                          $5,951,306
                                                          ==========

See Notes to Financial Statements.

         - 2a -

                    LIABILITIES AND STOCKHOLDERS' EQUITY
                    ------------------------------------

CURRENT LIABILITIES:
  Note payable, bank (Notes 4 and 8)                      $  416,517
  Accounts payable                                         2,727,322
  Accrued expenses and other accrued
   liabilities (Note 2)                                      308,455
  Current portion of capital lease
   obligations (Note 5)                                       12,382
                                                          ----------
      Total current liabilities                            3,464,676
                                                          ----------

OTHER LIABILITIES:
  Capital lease obligations, net of
   current portion (Note 5)                                   17,809
  Note payable, stockholder,
   net of current portion (Notes 2 and 8)                  1,743,567
                                                          ----------
      Total other liabilities                              1,761,376
                                                          ----------

STOCKHOLDERS' EQUITY:
  Common stock:
    $.01 par value; 1,000 shares authorized;
    1,000 shares issued and outstanding                           10
    Retained earnings                                        725,244
                                                          ----------
      Total stockholders' equity                             725,254
                                                          ----------
                                                          $5,951,306
                                                          ==========

         - 2b -

                               DATATREND, INC.
                               ---------------
                            STATEMENTS OF INCOME
                            --------------------

                                                         Inception
                                                     (April 26, 1993)
                                       Year Ended         Through
                                      December 31,     December 31,
                                          1994             1993
                                      ------------   ----------------

SALES (Note 3)                        $36,368,251       $21,597,951

COST OF SALES                          32,662,221        19,578,332
                                      -----------       -----------

GROSS PROFIT                            3,706,030         2,019,619

OPERATING EXPENSES                      2,843,063         1,220,899
                                      -----------       -----------

OPERATING INCOME                          862,967           798,720
                                      -----------       -----------

OTHER INCOME (EXPENSE):
  Rental income (Note 5)                   13,850               ---
  Interest expense (Note 2)              (233,352)         (428,120)
                                      -----------       -----------
    Total other income (expense)         (219,502)         (428,120)
                                      -----------       -----------

INCOME BEFORE PROVISION FOR STATE
 INCOME TAXES                             643,465           370,600

PROVISION FOR STATE INCOME TAXES           34,645            26,256
                                      -----------       -----------
NET INCOME                            $   608,820       $   344,344
                                      ===========       ===========

See Notes to Financial Statements.

                               DATATREND, INC.
                               ---------------
                     STATEMENTS OF STOCKHOLDERS' EQUITY
                     ----------------------------------

                                                         Inception
                                                     (April 26, 1993)
                                       Year Ended         Through
                                      December 31,     December 31,
                                          1994             1993
                                      ------------   ----------------

COMMON STOCK:

  Balance, beginning of period         $      10         $    ---

  Issuance of common stock                   ---               10
                                       ---------         --------
  Balance, end of period               $      10         $     10
                                       =========         ========

RETAINED EARNINGS:

  Balance, beginning of period         $ 344,344         $    ---

  Net income                             608,820          344,344

  Distributions for taxes (Note 7)      (227,920)             ---
                                       ---------         --------
  Balance, end of period               $ 725,244         $344,344
                                       =========         ========

See Notes to Financial Statements.

                               DATATREND, INC.
                               ---------------
                          STATEMENTS OF CASH FLOWS
                          ------------------------

                                                                             Inception
                                                                         (April 26, 1993)
                                                           Year Ended         Through
                                                          December 31,     December 31,
                                                              1994             1993
                                                          ------------   ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                              $   608,820       $   344,344
                                                          -----------       -----------
  Adjustments to reconcile net income
   to net cash provided (used) by
   operating activities:
    Depreciation and amortization                              45,797            13,110
    Net change in certain current assets
     and certain current liabilities                        1,066,424        (3,884,367)
                                                          -----------       -----------
       Total adjustments                                    1,112,221        (3,871,257)
                                                          -----------       -----------
       Net cash provided (used) by
        operating activities                                1,721,041        (3,526,913)
                                                          -----------       -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of property and equipment                       (71,081)          (25,739)
  Other assets                                                 (1,000)             (600)
  Organization costs                                              ---           (14,505)
                                                          -----------       -----------
      Net cash (used) by investing
       activities                                             (72,081)          (40,844)
                                                          -----------       -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Note payable, bank                                       (1,493,483)        1,910,000
  Proceeds from note payable, stockholder                   2,650,000         2,347,494
  Payments on note payable, stockholder                    (3,253,927)              ---
  Payments on capital lease obligations                       (11,362)              ---
  Distributions for taxes (Note 7)                           (227,920)              ---
  Issuance of common stock                                        ---                10
                                                          -----------       -----------
      Net cash provided (used) by
       financing activities                                (2,336,692)        4,257,504
                                                          -----------       -----------

NET INCREASE (DECREASE) IN CASH                              (687,732)          689,747

CASH, BEGINNING OF PERIOD                                     689,747               ---
                                                          -----------       -----------
CASH, END OF PERIOD                                       $     2,015       $   689,747
                                                          ===========       ===========

See Notes to Financial Statements.

         - 5a -

                                                                             Inception
                                                                         (April 26, 1993)
                                                           Year Ended         Through
                                                          December 31,     December 31,
                                                              1994             1993
                                                          ------------	 ----------------
Details of net change in certain current
 assets and certain current liabilities:
  Accounts receivable, trade                              $  (590,235)      $(1,482,978)
  Inventories                                                (102,210)       (3,184,665)
  Other current assets                                       (411,271)          (82,361)
  Accounts payable                                          2,024,194           703,128
  Accrued expenses and other
   accrued liabilities                                        145,946           162,509
                                                          -----------       -----------
      Net change in certain current assets
       and certain current liabilities                    $ 1,066,424       $(3,884,367)
                                                          ===========       ===========

Additional disclosures of cash flow information:
  Cash paid during the year for:
    Interest                                              $   234,118       $   389,834
    Income taxes                                          $    35,191       $    33,350

Additional disclosures of noncash financing activities:
  During period ended December 31, 1993,
   the Company entered into several capital lease obligations for various office and warehouse equipment (Note 5).


         - 5b -

                               DATATREND, INC.
                               ---------------
                        NOTES TO FINANCIAL STATEMENTS
                        -----------------------------
                      YEAR ENDED DECEMBER 31, 1994 AND
                      --------------------------------
          FROM INCEPTION (April 26, 1993) THROUGH DECEMBER 31, 1993
          ---------------------------------------------------------

Note 1 - Summary of Significant Accounting Policies
---------------------------------------------------

Organization - Datatrend, Inc. was incorporated under the general laws of the Commonwealth of Massachusetts on April 26, 1993 and commenced operations on that date. Its principal business activity is the wholesale distribution and retail sale of new, refurbished and used computer hardware throughout the United States and Europe.

In 1995, the Company went through a merger with a subsidiary of a publicly held company (Note 8).

Inventories - Inventories, which consist primarily of computer hardware, are stated at the lower of cost or market. Cost is determined on the first-in, first out (FIFO) method.

Property and Equipment - Items capitalized as property and equipment are stated at cost. Maintenance, routine repairs and minor replacements are charged against expense as incurred, while those items which materially improve or extend the lives of existing assets are capitalized. For financial reporting, depreciation is computed using accelerated methods calculated to depreciate the cost of the assets over their estimated useful lives which are as follows:

              Assets             Years
              ------             -----

      Furniture and fixtures     3 - 7
      Computer equipment         3 - 5
      Leasehold improvements       2
      Warehouse equipment          5


Income Taxes - The Company has elected S Corporation status for federal income tax purposes. As such, the Corporation is not liable for federal income taxes but rather the stockholders report their allocable share of the Corporation's income on their individual federal income tax returns. The Commonwealth of Massachusetts has adopted amendments to the general laws to recognize S Corporation status. As an S Corporation in the Commonwealth of Massachusetts, the Company is required to pay a corporate level tax of 4.5% and the stockholders will be taxed at 5.95% on the Company's taxable income. In connection with a merger, the S Corporation status will terminate in 1995 (Note 8).

Organization Costs - The cost of incorporation and organization is being amortized on a straight-line basis over a sixty month period.

Warranty Reserve - The Company established a warranty reserve to provide for future returns of defective inventory. At December 31, 1994, this reserve of $101,808 is included in accrued expenses.

Reclassification - Certain items in 1993 have been reclassified to conform with 1994 classifications.

Restatement of 1993 Financial Statements - The Company's December 31, 1993 financial statements were restated in 1994 to reflect the inclusion of additional costs of sales, inventory and the related liability which was erroneously omitted from the initially issued financial statements.

Note 2 - Related Party Transactions
-----------------------------------

At December 31, 1994, the Company has a note payable to a stockholder of $1,743,567. The note required monthly payments of interest at 18% in 1993. The interest rate was revised to 6% in 1994 and all interest payments made in excess of 6% in 1994 were reclassified as principal reductions. In October 1993, $1,000,000 of this note was subordinated to the bank with which the Company has a line of credit (Note 4).

As part of a merger in 1995 (Note 8), the entire loan was repaid in 1995 with proceeds from the sale of stock. Therefore, at December 31, 1994, the total note payable balance is classified as a long-term liability.

Total interest expense relating to this note was $122,310 and $338,445 in 1994 and 1993, respectively. At December 31, 1994, the Company has accrued interest to the stockholder of $32,326.

Note 3 - Transactions with Significant Customers
------------------------------------------------

During the period ended December 31, 1993, one company accounted for 56% of total sales. As of the balance sheet date, this customer owed the Company $780,783. For the year ended December 31, 1994, this customer accounted for 12% of total sales.

During 1994, this customer accumulated excess inventories of products purchased from the Company. These inventories were a result of customer returns and slow moving merchandise. In 1995, the Company agreed to purchase these excess inventories for $811,037, payment for the repurchase was in the form of a credit to the customer's account against future purchases. Because the inventory was repurchased for 16% less than the original sales price, the Company has treated the sales and the repurchase as separate transactions and did not adjust 1994 sales for the repurchase.

During the year ended December 31, 1994, a new customer accounted for approximately 20% of the total sales. At December 31, 1994, this customer owed the Company $936,622.

Note 4 - Note Payable, Bank
---------------------------

During the period ended December 31, 1993, the Company entered into a line of credit agreement with a bank which permits borrowings up to the lesser of $5,000,000 or 80% of eligible accounts receivable plus 40% of eligible inventory. The line of credit bears interest at prime plus 1% and is collateralized by substantially all assets of the Company. The amount outstanding on the line of credit was $416,517 at December 31, 1994. The line of credit was revised subsequent to year end in connection with a merger (Note 8).

Note 5 - Lease Commitments
--------------------------

In 1993, the Company leased an office and warehouse facility under an operating lease agreement which expired in February 1994. In March 1994, the Company moved to a larger office and warehouse facility, which it leases under an operating lease agreement which expires in April 1996. Total rent expense under the leases amounted to $138,702 and $23,475 for the periods ended December 31, 1994 and 1993, respectively. In connection with the lease, the Company has a standby letter of credit outstanding for $26,953 as a security deposit. This letter of credit expires on March 15, 1995.

The Company subleases some of its space at the new facility under an operating lease which expires March 15, 1996. Total rental income under the sublease amounted to $13,850 for the year ended December 31, 1994. In accordance with the sublease agreement, the subtenant has elected to terminate the sublease agreement effective March 31, 1995.

Through July 1994, the Company rented another warehouse facility as a tenant at will. Total rent expense for this facility amounted to $35,396 and $21,058 for the periods ended December 31, 1994 and 1993, respectively.

The Company leases motor vehicles under operating lease agreements which have various expiration dates through 1997. Total rent expense under the lease agreements amounted to $11,842 and $9,622 for the periods ended December 31, 1994 and 1993, respectively.

At December 31, 1994 future minimum rental commitments under the operating leases are as follows:


      Years                  Amount
      -----                  ------

       1995                 $178,922
       1996                   82,813
       1997                    3,707
                            --------
                            $265,442
                            ========

The Company is the lessee of office and warehouse equipment under capital leases expiring in various years through 1998. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are depreciated over the lower of their related lease terms or their estimated productive lives. Depreciation of assets under capital leases is included in depreciation expense.

The following is a summary of property held under capital leases at December 31, 1994:


      Warehouse equipment                $20,121
      Furniture and fixtures              26,544
                                         -------
                                          46,665
      Less accumulated depreciation       30,255
                                         -------
                                         $16,410
                                         =======

At December 31, 1994, future minimum lease payments under capital leases are as follows:


      Years                                Amount
      -----                                ------

      1995                                $15,736
      1996                                 12,315
      1997                                  5,266
      1998                                  1,755
                                          -------
      Total minimum lease payments         35,072
      Less amount representing interest     4,881
                                          -------
                                           30,191
      Less current portion                 12,382
                                          -------
      Present value of future minimum
       lease payments, net of current
       portion                            $17,809
                                          =======

Obligations under certain lease agreements have been personally guaranteed by a stockholder of the Company.

Note 6 - Concentration of Credit Risk
-------------------------------------

The Company has bank deposits which are financial instruments which potentially expose the Company to credit risk because they are only insured in full up to $100,000 through the Federal Deposit Insurance Corporation.

Note 7 - Distributions
----------------------

As indicated in Note 1, the Company is treated as an S Corporation whereby the stockholders are taxed on corporate earnings. During the year ended December 31, 1994, the Company made distributions to stockholders of $227,920 representing the tax effect on corporate earnings for 1993 and 1994. Subsequent to December 31, 1994, the Company will make additional distributions to its stockholders for the tax effect of corporate earnings in 1994. These distributions will approximate $137,000.

Note 8 - Subsequent Events
--------------------------

In January 1995, the Company, through a reverse acquisition, was merged with Babystar, Inc., a publicly held corporation. In connection with this merger, the Company became a wholly-owned subsidiary of Babystar and the following events occurred:

      The Company repurchased stock from two stockholders totaling 50% of the outstanding common stock for a cost of $210,050. The Company had a note payable to one of these stockholders in the amount of $1,743,567 which was repaid (Note 2). Babystar, Inc. invested $2,100,000 in Datatrend, Inc. in order to repurchase the stock and repay the note payable.

      The terms of the line of credit were renegotiated. The most significant revision was to reduce the maximum borrowings from $5,000,000 to $2,500,000 (Note 4).

      The remaining stockholders were named officers of the Company and the president entered into an employment agreement.

      As a result of the change in ownership, the Company will no longer be considered a subchapter S Corporation.

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement
of Babystar Inc. on Form S-3 (File No.        ) of our report dated March
16, 1995, on our audits of the financial statements of Datatrend, Inc. as of December 31, 1994, and for the periods ended December 31, 1994 and 1993, which report is included on Form 8-K/A filed by Babystar Inc.

                                       Kennedy & Lehan, P. C.

Quincy, Massachusetts
January   , 1997

                      PRO FORMA UNAUDITED BALANCE SHEET

      The following pro forma unaudited balance sheet combines the historical consolidated balance sheets of Datatrend, Inc. (the "Company") and Babystar Inc. ("Babystar") as if the acquisition had been effected on December 31, 1994. The acquisition is recorded under the purchase method of accounting, after giving effect to the pro forma adjustments and assumptions described in the accompanying notes. Under this method of accounting, which is in accordance with generally accepted accounting principles, assets and liabilities of Babystar, Inc. are adjusted to the estimated fair value and combined with the recorded values of the assets and liabilities of the Company. This pro forma combined financial data should be read in conjunction with the financial data appearing in, and are qualified in their entirety by, the consolidated financial statements, including the notes thereto, of the Company and Babystar included in the documents incorporated by reference herein.

DataTrend Inc. and Babystar Inc.
Proforma Consolidating Balance Sheet
As of December 31, 1994
(Unaudited)

                                                                             PRO FORMA          PRO FORMA
                                            DATATREND INC.   BABYSTAR INC.   ADJUSTMENTS        CONSOLIDATED
------------------------------------------------------------------------------------------------------------
     ASSETS                                 (HISTORICAL)     (HISTORICAL)

CURRENT ASSETS:
CASH AND CASH EQUIVALENTS                   $    2,010       $ 2,404,000     $  (210,000) (1)   $   29,010
                                                                             $  (137,000) (2)
                                                                             $  (200,000) (5)
                                                                             $   (86,000) (8)
                                                                             $(1,744,000) (9)
ACCOUNTS RECEIVABLE AND NOTES RECEIVABLE    $2,073,000       $   241,000                        $2,314,000
INVENTORY                                   $3,287,000                                          $3,287,000
PPD & OTHER CURRENT ASSETS                  $  493,000       $    24,000                        $  517,000
                                            --------------------------------------------------------------
TOTAL CURRENT ASSETS                        $5,855,010       $ 2,669,000                        $6,147,010

PROPERTY PLANT & EQUIPMENT                  $   84,000       $     2,000                        $   86,000
                                                             $     7,000
OTHER ASSETS                                $   12,000                       $    (7,000) (3)   $   12,000
                                            --------------------------------------------------------------
      TOTAL                                 $5,951,010       $ 2,678,000                        $6,245,010
                                            ==============================================================

      LIABILITIES

CURRENT LIABILITIES:
DEMAND NOTE PAYABLE                         $  417,000                                          $  417,000
ACCOUNTS PAYABLE & ACCRUED EXPENSES         $3,035,000       $   236,000                        $3,271,000
CURRENT PORTION - CAPITAL LEASE             $   12,000                                          $   12,000
                                            --------------------------------------------------------------
TOTAL CURRENT LIABILITIES                   $3,464,000       $   236,000                        $3,700,000

OTHER LIABILITIES:
CAPITAL LEASE OBLIGATION, NET
OF CURRENT PORTION                          $   18,000                                          $   18,000
SUBORDINATED STOCKHOLDER DEBT               $1,744,000                       $(1,744,000) (9)   $        0
                                            --------------------------------------------------------------
TOTAL LIABILITIES                           $5,226,000       $   236,000                        $3,718,000

STOCKHOLDERS' EQUITY
CAPITAL STOCK - COMMON                      $       10       $    35,000     $    12,000  (6)   $   47,010
ADDITIONAL PAID IN CAPITAL                                   $ 7,497,000     $  (210,000) (1)   $2,480,000
                                                                             $  (137,000) (2)
                                                                             $    (7,000) (3)
                                                                             $  (200,000) (5)
                                                                             $(5,102,000) (6)
                                                                             $   725,000  (7)
                                                                             $   (86,000) (8)
RETAINED EARNINGS (DEFICIT)                 $  725,000       $(5,090,000)    $ 5,090,000  (6)
                                                                             $  (725,000) (7)
                                            --------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                  $  725,010       $ 2,442,000                        $2,527,010

      TOTAL                                 $5,951,010       $ 2,678,000                        $6,245,010
                                            ==============================================================

                 PRO FORMA UNAUDITED STATEMENT OF OPERATIONS

      The following pro forma unaudited statement of income for the year ended December 31, 1994 combines the historical statements of income of Datatrend, Inc. ( the "Company") and Babystar, Inc.("Babystar") as if the acquisition had been effected at the beginning of the period presented.
The acquisition is recorded under the purchase method of accounting, after giving effect to the pro forma adjustments and assumptions described in the accompanying note. Under this method of accounting, which is in accordance with generally accepted accounting principles, assets and liabilities of Babystar are adjusted to the estimated fair value and combined with the recorded values of the assets and liabilities of the Company. This pro forma combined financial data should be read in conjunction with the financial data appearing in, and are qualified in their entirety by, the consolidated financial statements, including the notes thereto, of the Company and Babystar included in the documents incorporated by reference herein.

      The pro forma combined statement of operations is intended for information purposes only and is not intended to present the results that would have actually occurred if the acquisition had been in effect for the assumed periods, and are not necessarily indicative of the results that may be obtained in the future.

DataTrend, Inc. and Babystar, Inc.
Proforma Consolidating Statement of Operations
For the Year Ended December 31, 1994
(Unaudited)

                                                                                PRO FORMA        PRO FORMA
                                               DATATREND INC.   BABYSTAR INC.   ADJUSTMENTS      CONSOLIDATED
                                               --------------------------------------------------------------
                                               (HISTORICAL)     (HISTORICAL)

SALES                                          $ 36,368,000                                      $ 36,368,000

COST OF SALES                                  $(32,662,000)                                     $(32,662,000)
                                               --------------------------------------------------------------

GROSS PROFIT                                   $  3,706,000                                      $  3,706,000

OPERATING EXPENSES-SG&A                        $ (2,843,000)    $(550,000)      $  (7,000) (3)   $ (3,400,000)
                                               --------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS                  $    863,000     $(550,000)      $  (7,000)       $    306,000

INTEREST INCOME-NET                                             $  76,000                        $     76,000

INTEREST (EXPENSE)                             $   (233,000)                    $ 122,000        $   (111,000)

OTHER INCOME (EXPENSE)                         $     14,000     $   3,000                        $     17,000
                                               --------------------------------------------------------------
INCOME (LOSS) BEFORE PROVISION
 CREDIT FOR TAXES                              $    644,000     $(471,000)      $ 115,000        $    288,000

LESS-PROVISION FOR TAXES                       $    (35,000)                    $(109,000)       $   (144,000)
                                               --------------------------------------------------------------

NET INCOME (LOSS) FROM CONTINUING OPERATIONS   $    609,000     $(471,000)      $   6,000        $    144,000
                                               ==============================================================

SEE ACCOMPANYING NOTES TO THE PROFORMA CONSOLIDATING FINANCIAL STATEMENTS


DataTrend, Inc. and Babystar, Inc.
Notes to the Unaudited Proforma Consolidating Financial Statements December 31, 1994

(1) BUYOUT BY DATATREND OF A FORMER SHAREHOLDER

(2) DISTRIBUTIONS TO DATATREND SHAREHOLDER

(3) TO WRITE OFF SECURITY DEPOSIT FOR BABYSTAR LEASE

(4) ALLOCATION OF TAX EXPENSE AND BENEFIT

(5) TO REFLECT SEVERANCE PAYMENT TO FORMER BABYSTAR OFFICER

(6) TO RECORD THE ISSUANCE OF SHARES SUBSEQUENT TO THE AQUISITION

(7) TRANSFER PRIOR "S" CORP, EARNINGS OF DATATREND TO ADDITIONAL PAID
     IN CAPITAL

(8) TO RECORD THE ESTIMATED COSTS OF THE ACQUISITION

(9) TO RECORD THE EFFECT OF THE ADVANCE FROM BABYSTAR TO DATATREND